UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Information Required In Proxy Statement
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Securities Exchange Act of 1934
(Amendment No. ___)

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You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials which contain important information and that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. UIL HOLDINGS CORPORATION *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareowner Meeting to Be Held on May 12, 2015. UIL HOLDINGS CORPORATION 157 CHURCH STREET NEW HAVEN, ct 06506-0901 Meeting Information Meeting Type: Annual Meeting For holders as of: March 10, 2015 Date: May 12, 2015 Time: 10:00 a.m. EDT Location: Quinnipiac University Center for Medicine, Nursing and Health Sciences 370 Bassett Road North Haven, CT 06473 See the reverse side of this notice to obtain proxy materials and voting instructions. M89454-P62627

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareowner meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance and for directions to the location of the meeting. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card. NOTICE AND PROXY STATEMENT ANNUAL REPORT Shareowner Letter Proxy Materials Available to VIEW or RECEIVE: M89455-P62627 XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make your request for a paper or e-mail copy in the manner instructed above on or before April 28, 2015. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) available and visit: www.proxyvote.com and follow the instructions. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. You will not otherwise receive a paper or e-mail copy. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If you are requesting the proxy materials by e-mail, please send an e-mail to sendmaterial@proxyvote.com. In the subject line of the e-mail, please include the information printed in the box marked by the arrow (located on the following page). Please do not include text in the body of the e-mail.

Voting Items 01) Thelma R. Albright 02) Arnold L. Chase 03) Betsy Henley-Cohn 04) Suedeen G. Kelly 05) John L. Lahey 06) Daniel J. Miglio 07) William F. Murdy 08) William B. Plummer 09) Donald R. Shassian 10) James P. Torgerson 1. Election of Directors Nominees: The Board of Directors recommends that you vote FOR the following nominees: 2. RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS UIL HOLDINGS CORPORATION'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015. The Board of Directors recommends you vote FOR the following proposals: 3. NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. M89456-P62627 M89457-P62627